                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)  May 30, 1996
                                                       ------------


                          ASCEND COMMUNICATIONS, INC.
- - --------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


          Delaware                    0-23774                  94-3092033
- - --------------------------------------------------------------------------------
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)          Identification No.)

   1275 Harbor Bay Parkway, Alameda, California               94502
- - --------------------------------------------------------------------------------
     (Address of principal executive offices)               (Zip Code)


     Registrant's telephone number, including area code   (510) 769-6001
                                                          --------------


                                Not applicable
- - --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)





           This Current Report, including exhibits, contains 6 pages.
                    The Exhibit Index is located on page 4.

ITEM 5.  OTHER EVENTS.

     On May 30, 1996, Ascend Communications, Inc. ("Ascend"), NetStar, Inc. ("NetStar") and Nebula Acquisition Corporation (a wholly-owned subsidiary of Ascend) ("Nebula") entered into an Agreement and Plan of Merger (the "Agreement"). Under the Agreement, each share of comon stock of NetStar, other than shares beneficially owned by Ascend, Nebula or any other wholly-owned subsidiary of Ascend, will be converted into .35398 of a share of common stock of Ascend. Outstanding options and warrants to acquire NetStar common stock will be converted into Ascend options and warrants, respectively, and an outstanding option or warrant to acquire one share of NetStar common stock will become an option or warrant to acquire .35398 of a share of Ascend common stock. The Agreement has been approved by the respective Boards of Directors of NetStar and Ascend, and it is subject to the approval of NetStar's shareholders, the receipt of various governmental approvals and other customary closing conditions. The acquisition pursuant to the Agreement will be accounted for as a pooling of interests and is intended to qualify as a tax-free reorganization.

     This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties. Actual results may differ from the results discussed in the forward-looking statements due to many factors including, without limitation, unanticipated delays in obtaining regulatory approvals or the approval of the NetStar shareholders.

ITEM 7.  EXHIBITS.

     (a) Financial statements of business acquired.

               Not applicable.

     (b) Pro forma financial information.

               Not applicable.

     (c) Exhibits.



Exhibit No.                         Description
- - -----------                         -----------
Exhibit          Press Release of NetStar and Ascend dated May 31,
 99.1            1996.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Ascend Communications, Inc.




Date:  June 5, 1996                    By:  /s/ ROBERT K. DAHL
                                            -----------------------------------
                                            Robert K. Dahl
                                            Vice President, Finance and
                                            Chief Financial Officer

                                 EXHIBIT INDEX

                                                         Sequentially
 Exhibit No.                Description                  Numbered Page
- - ------------                -----------                  -------------
99.1             Joint Press Release of NetStar and            5
                 Ascend dated May 31, 1996.


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